UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)	April 26, 2018

CORNING INCORPORATED

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-3247 (Commission File Number)	16-0393470 (I.R.S. Employer Identification No.)

One Riverfront Plaza, Corning, New York (Address of principal executive offices)	14831 (Zip Code)

(607) 974-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

© 2018 Corning Incorporated. All Rights Reserved.

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Item 5.07. Submission of Matters to a Vote of Security Holders.

Corning Incorporated (the “Company”) held its Annual Meeting of Shareholders on April 26, 2018.  The shareholders elected all of the Company's nominees for director; approved the named executives' compensation; and ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent auditor for 2018.

1. Election of Directors. The following Directors were elected by the affirmative vote of a majority of the votes cast:

Name	Votes For	%	Votes Against	%	Abstain	Broker Non-Votes
Donald W. Blair	579,129,657	99.73%	1,577,351	0.27%	1,113,985	154,746,785
Stephanie A Burns	579,029,958	99.70%	1,729,216	0.30%	1,061,819	154,746,785
John A. Canning, Jr.	577,460,204	99.44%	3,250,818	0.56%	1,109,971	154,746,785
Richard T. Clark	577,411,373	99.43%	3,309,126	0.57%	1,100,494	154,746,785
Robert F. Cummings, Jr.	570,974,378	98.32%	9,730,781	1.68%	1,115,834	154,746,785
Deborah A. Henretta	578,838,700	99.67%	1,923,160	0.33%	1,059,133	154,746,785
Daniel P. Huttenlocher	578,806,008	99.70%	1,758,531	0.30%	1,256,454	154,746,785
Kurt M. Landgraf	563,179,916	96.98%	17,508,197	3.02%	1,132,880	154,746,785
Kevin J. Martin	577,900,674	99.52%	2,787,124	0.48%	1,133,195	154,746,785
Deborah D. Rieman	561,780,699	96.73%	19,013,591	3.27%	1,026,703	154,746,785
Hansel E. Tookes II	558,893,550	96.24%	21,820,651	3.76%	1,106,792	154,746,785
Wendell P. Weeks	550,021,580	94.84%	29,900,343	5.16%	1,899,070	154,746,785
Mark S. Wrighton	578,585,617	99.64%	2,107,950	0.36%	1,127,426	154,746,785

2. Advisory Vote to Approve the Company’s Executive Compensation (“Say on Pay”):

Votes For	%	Votes Against	%	Abstain	Broker Non-Votes
523,112,501	90.47%	55,102,725	9.53%	3,605,767	154,746,785

3. Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ended December 31, 2018:

Votes For	%	Votes Against	%	Abstain	Broker Non-Votes
712,942,973	97.00%	22,043,633	3.00%	1,581,172	0

© 2018 Corning Incorporated. All Rights Reserved.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2018	CORNING INCORPORATED

	By:	/s/ Linda E. Jolly
Linda E. Jolly
Vice President and Corporate Secretary

© 2018 Corning Incorporated. All Rights Reserved.

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